Exhibit 99.1
Domestic Radio Properties
Large Market Focus
Emmis derives 66% and 77% of its domestic radio revenue and BCF from the three largest radio markets in the U.S., New York, Los Angeles, and Chicago. Emmis’ properties in these markets include stations that are well known and influential nationally in their respective music formats. The large market focus allows Emmis to reach much wider audiences. Due to Emmis’ large market focus, the Company’s average audience and revenue per station (approximately 437,000 weekly listeners) are significantly more than those of any of the other Top Ten radio broadcasters.
New York
New York is the largest radio market by population and the second largest market by total advertising revenue. Emmis has three stations in New York, including two that are dominant in their respective formats: WQHT, one of the world’s strongest hip-hop brands, and WKRS, a heritage urban adult station. The radio market in New York has undergone a challenging CY2006. Total market revenue in CY2006 is expected to decline 7% to $775 million from $833 million in CY2005. According to market forecasts, New York is expected to improve beyond CY2006. In addition to the market decline, Emmis stations continue to face strong competition. In the past year, despite the competition, Emmis was able to maintain ratings despite local management issues that required hiring a new cluster manager and a new sales director. Both new employees have a strong strategic sales focus. The new sales director will add a ‘cluster sales focus’ which has never been present for Emmis in the New York market.

Market Rank	Market Share
Population	Company	Stations	Share
15,332,000 (#1)	CBS Radio	6	31%
	Clear Channel	5	25%
CY2005 Revenue	Emmis	3	12%
$833 million (#2)	Citadel	2	8%
	Spanish Br.	2	7%
	Inner City	2	3%

Emmis’ Historical Financial Performance
($ in millions)	Fiscal Year Ended,			LTM
	2/28/04	2/28/05	2/28/06	8/31/06

Revenue	$70.9	$79.0	$81.9	$75.8
% Growth	NA	11.4%	3.6%	NA
BCF	$39.5	$42.6	$44.3	$40.2
% Margin	55.7%	53.9%	54.1%	53.1%

Emmis’ New York Stations

Format	Target Audience
Urban Adult Contemporary	25-54

Arbitron 25-54 Station Ratings / Rank
P2SU06	SP06	WI06	FA05
4.7 / #4t	4.9 / #4	5.0 / #4t	5.1 / #3
Overview
•	Plays classic soul and today’s R&B

•	Under pressure from the addition of Steve Harvey at rival WBLS (Inner City), Kiss has launched a new marketing campaign in addition to other initiatives to regain share

•	Won many Awards with its popular “Open Line” Show and “The Week In Review.”

Format	Target Audience
Hip Hop	18-34

Arbitron 18-34 Station Ratings / Rank
P2SU06	SP06	WI06	FA05
8.8 / #1t	9.2 / #1	8.5 / #3	9.3 / #1
Overview
•	HOT 97 is the premier Hip Hop radio station in America and the epicenter of the New York Hip Hop culture

•	Well known on-air personalities including Funkmaster Flex and Angie Martinez

•	Major promotions include the annual Summer Jam concert, which sells out within minutes

Format	Target Audience
Smooth Jazz	25-54

Arbitron 25-54 Station Ratings / Rank
P2SU06	SP06	WI06	FA05
2.8 / #13	2.8 / #13	2.7 / #13	2.8 / #14t
Overview
•	Nation’s most listened to Smooth Jazz station

•	Promotions include its “Mobile Lounge” street team, which appears throughout the tri-state area at lounges, concerts and partnering client locations.

Los Angeles
Los Angeles is the largest radio market by revenue and the second largest market by population in the U.S. Emmis has two stations in Los Angeles, KPWR and KMVN. These stations face significant competition and management must pay close attention to changing demographics and format trends in order to remain competitive.
KPWR is a Hip Hop and R&B station that has historically held the #1 spot for young Latinos in Southern California and is frequently a top 5 nationwide advertising biller. KPWR features Big Boy, a well known morning talent. KPWR fell from #1 to #6 in the Spring 2006 ratings (Arbitron 18-34), leading to a decline in station’s financial performance during the first half of FY2007, but recently returned to #1 in the P2 Summer 2006 ratings. Additionally, Radio One recently moved to an older urban format in Los Angeles, which should further boost the financial performance of KPWR.
KMVN, formerly KZLA, made a recent format change to address demographic challenges related to the Country format. The new format is Rhythmic Pop Contemporary, which is designed to appeal to woman aged 30-50 who grew up on top 40 radio. Legendary morning personality Rick Dees is the station’s key talent. Emmis expects the new format to generate considerably higher ratings than KZLA as the potential audience is much larger. KZLA’s audience under the country format was 88% Caucasian, but only 30% of LA’s population is Caucasian. While not included in forecast, the Company believes KMVN could be a top 5 adult radio station, versus KZLA, which was tied for #23 (Arbitron 25-54) before the reformatting.

Market Rank	Market Share
Population	Company	Stations	Share
10,790,100 (#2)	CBS Radio	7	28%
	Clear Channel	7	27%
CY2005 Revenue	Emmis	2	8%
$1,080 million (#1)	Univision	5	8%
	Citadel	2	5%
	Radio One	1	4%

Emmis’ Historical Financial Performance
($ in millions)	Fiscal Year Ended,			LTM
	2/28/04	2/28/05	2/28/06	8/31/06

Revenue	$70.2	$73.7	$72.6	$65.5
% Growth	NA	4.9%	(1.5%)	NA
BCF	$41.8	$46.0	$44.3	$34.5
% Margin	59.5%	62.5%	61.0%	52.7%

Emmis’ Los Angeles Stations

Format	Target Audience
Hip Hop, R&B	18-34

Arbitron 18-34 Station Ratings / Rank
P2SU06	SP06	WI06	FA05
7.7 / #1	5.7 / #5	5.7 / #6	6.4 / #1t
Overview
•	#1 Hip Hop station in Southern California

•	Known for its Big Boy in the Morning show, which consists of topical entertainment features and comic bits poking fun at the mass pop culture

•	Major promotions include the annual sold-out Powerhouse concert and Power in Paradise

Format	Target Audience
Rhythmic Pop Contemporary	25-54

Arbitron 12+ Station Ratings / Rank
P2SU06	SP06	WI06	FA05
NA	NA	NA	NA
Overview
•	Recent reformatting (was KZLA Country)

•	Movin 93.9 represents a new format in the Los Angeles market, Rhythmic Pop Contemporary

•	Legendary Los Angeles radio personality Rick Dees is the live morning host

Chicago
Chicago is the third largest U.S. radio market by revenue and by population. Emmis owns and operates two well-known rock stations in Chicago and currently has market share of approximately 5%. Emmis added WLUP to its Chicago portfolio through a transaction with Bonneville in December 2004, giving the Company a cluster with enough scale to complete more effectively in the market.

Market Rank	Market Share
Population	Company	Stations	Share
7,698,300 (#3)	CBS Radio	7	34%
	Clear Channel	7	23%
CY2005 Revenue	Bonneville	3	12%
$580 million (#3)	Univision	5	7%
	Citadel	2	5%
	Emmiss	2	5%

Emmis’ Historical Financial Performance
($ in millions)	Fiscal Year Ended,			LTM
	2/28/04	2/28/05	2/28/06	8/31/06

Revenue	$29.4	$21.8	$24.0	$25.1
% Growth	NA	(26.0%)	10.4%	NA
BCF	$0.0	$0.0	$2.3	$2.0
% Margin	0.2%	0.1%	9.5%	7.8%

Emmis’ Chicago Stations

Format	Target Audience
Classic Rock	25-54

Arbitron 25-54 Station Ratings / Rank
P2SU06	SP06	WI06	FA05
3.7 / #3t	2.7 / #13	3.0 / #12	2.8 / #13
Overview
•	The Loop is Chicago’s legendary rock station

•	On the air since 1977, the Loop is a longtime Chicago favorite and one of the most recognized rock stations in the country

•	Large promotions include the annual summer concert event “Loopfest”

•	Recently hired Jonathan Brandmeier to create a new morning show.

Format	Target Audience
Alternative Rock	18-34

Arbitron 18-34 Station Ratings / Rank
P2SU06	SP06	WI06	FA05
3.2 / #11	4.9 / #7	4.5 / #7	4.5 / #6t
Overview
•	#1 Alternative Rock station in Chicago,

•	Recently canceled “Mancow’s Morning Madhouse” and replaced it with “The Morning Fix”, a move that should broaden the appeal of the station

•	Major promotions include “Jamboree” and “Twisted” concerts

St. Louis
Emmis owns and operations a 4 station cluster in St. Louis and currently has market share of approximately 20%. Emmis sold WRDA, an underperforming station, to Radio One earlier this year for $20 million and used the proceeds to repay debt.

Market Rank	Market Share
Population	Company	Stations	Share
2,262,000 (#20)	CBS Radio	3	34%
	Clear Channel	6	22%
CY2005 Revenue	Emmis	4	20%
$148.0 million (#20)	Bonneville	4	11%
	Radio One	2	3%

Emmis’ Historical Financial Performance
($ in millions)	Fiscal Year Ended,			LTM
	2/28/04	2/28/05	2/28/06	8/31/06

Revenue	$22.9	$25.0	$26.6	$25.7
% Growth	NA	8.8%	6.4%	NA
BCF	$9.8	$10.9	$11.0	$9.3
% Margin	42.9%	43.5%	41.3%	36.1%

Emmis’ St. Louis Stations

		Arbitron 12+ Station Ratings
Format	Target Audience	P2SU06	SP06	WI06	FA05

Talk	25-54	3.1	2.7	3.0	2.8

Classic Hits	25-54	3.4	2.9	3.8	2.9

Alternative Rock	18-34	3.0	2.5	2.7	4.3

Classic Rock	25-54	4.7	5.1	5.1	4.1

Indianapolis
Emmis has four stations in Indianapolis and currently has market share of 25%.

Market Rank	Market Share
Population	Company	Stations	Share
1,312,200 (#41)	Emmis	4	25%
	Clear Channel	3	21%
CY2005 Revenue	CMP	3	19%
$101.5 million (#33)	Radio One	4	12%
	Entercom	3	11%

Emmis' Historical Financial Performance
($ in millions)	Fiscal Year Ended,			LTM
	2/28/04	2/28/05	2/28/06	8/31/06

Revenue	$19.4	$18.5	$20.4	$21.1
% Growth	NA	(4.7%)	10.6%	NA
BCF	$2.1	$1.2	$1.3	$2.2
% Margin	10.7%	6.3%	6.5%	10.5%

Emmis’ Indianapolis Stations

		Arbitron 12+ Station Ratings
Format	Target Audience	P2SU06	SP06	WI06	FA05

Country	25-54	4.6	5.1	4.4	4.7

News/Talk	35-64	6.0	6.8	7.0	7.2

CHR/Pop	18-34	3.5	3.6	3.6	3.7

Adult Contemporary	25-54	5.1	5.9	5.2	5.3

Austin
Emmis owns 50.1% of a joint venture (acquired in 2003 for $106.5 million) that has a six station cluster in Austin, one of the fastest growing mid-market cities in the country. With a thriving music scene, Austin is known as the “Live Music Capital of the World”. The joint venture currently has market share of approximately 29%.

Market Rank	Market Share
Population	Company	Stations	Share
1,204,800 (#42)	Clear Channel	6	30%
	Emmis	6	29%
CY2005 Revenue	CBS Radio	4	17%
$89.8 million (#37)	Univision	1	3%

Emmis’ Historical Financial Performance
($ in millions)	Fiscal Year Ended,			LTM
	2/28/04	2/28/05	2/28/06	8/31/06

Revenue	$25.5	$25.4	$27.2	$28.3
% Growth	NA	(0.3%)	7.2%	NA
BCF	$10.1	$9.3	$10.7	$11.0
% Margin	39.5%	36.7%	39.3%	38.8%

Note: Financials above are for the JV, of which Emmis owns 50.1%

Emmis’ Austin Stations

		Arbitron 12+ Station Ratings
Format	Target Audience	P2SU06	SP06	WI06	FA05

Classic Hits	25-54	5.7	5.6	5.0	4.2

Adult Album Alternative	25-54	3.4	3.8	2.3	3.0

News/Talk	25-54	5.7	6.8	5.9	5.4

Classic Rock	25-54	3.1	3.1	3.0	3.1

Alternative Rock	18-34	2.6	2.7	2.8	2.4

Hip Hop and R&B	18-34	3.8	4.3	3.5	4.5

Terre Haute

Market Rank	Market Share
Population	NA

174,300 (#203)

CY2005 Revenue
$7.4 million (#220)

Emmis’ Historical Financial Performance
($ in millions)	Fiscal Year Ended,			LTM
	2/28/04	2/28/05	2/28/06	8/31/06

Revenue	$2.3	$2.7	$2.7	$2.7
% Growth	NA	14.8%	0.4%	NA
BCF	$0.5	$0.7	$0.8	$0.8
% Margin	23.6%	27.1%	28.8%	29.7%

Emmis’ Terre Haute Stations

		Arbitron 12+ Station Ratings
Format	Target Audience	P2SU06	SP06	WI06	FA05

Country	25-54	NA	26.6	NA	24.9

Classic Rock	25-54	NA	8.0	NA	8.5
Note: Terre Haute market is only swept twice per year by Arbitron